SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS LifeCompass Retirement Fund DWS LifeCompass 2015 Fund DWS LifeCompass 2020 Fund

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of each fund’s prospectus and summary prospectus.

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Began managing the fund in 2002.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Began managing the fund in 2007.  On leave through December 31, 2012.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of each fund’s prospectus.

Robert Wang, Head of Portfolio Management and Trading, QS Investors. Began managing the fund in 2002.

■	Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

■	BS, The Wharton School, University of Pennsylvania.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors. Began managing the fund in 2007.  On leave through December 31, 2012.

■	Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

■	MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

Please Retain This Supplement for Future Reference

September 17, 2012 PROSTKR-177